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                                                                    EXHIBIT 10.5

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement"), dated as of September 28, 2001, is made by and between Mannatech, Incorporated, a Texas corporation (the "Company") and Ray Robbins, an individual residing in Grand Prairie, Texas ("Purchaser").

      WHEREAS, the Company desires to sell Eight Hundred Fifteen Thousand (815,000) shares of common stock, $0.0001 par value per share (the "Shares") to Purchaser, and Purchaser desires to purchase the Shares from Company, subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

      1. Purchase and Sale of the Shares. At the Closing (as hereinafter defined) and upon the terms and subject to the conditions of this Agreement, Company shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from Company, the Shares. At the Closing, Company shall deliver to Purchaser a certificate or certificates representing the Shares.

      2. Consideration and Payment for the Shares. As consideration for the purchase of the Shares, Purchaser shall pay to Company the sum of Eight Hundred Fifteen Thousand Dollars ($815,000.00) (the "Purchase Price"). The Purchase Price shall be paid at the Closing by wire transfer of immediately available funds.

      3. Closing. Subject to the conditions contained in this Agreement, the deliveries contemplated by Sections 1 and 2 hereof (the "Closing") shall take place at the offices of the Company simultaneously with the execution of this Agreement.

      4. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Company as follows:

            (a) Authority. Purchaser has full legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors' rights generally.

            (b) Conflict. The execution, delivery and performance of this Agreement by Purchaser will not conflict with, result in any breach of or constitute a default under any
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agreement, instrument, order, judgment, decree, law or governmental regulation to which Purchaser is subject.

            (c) Investment Representations.

                  (i) Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser is acquiring the Shares for investment purposes only and is not purchasing the Shares with a view to the sale or distribution of any part thereof.

                  (ii) Purchaser has made such investigation into the Company that Purchaser considers necessary and appropriate to its purchase of the Shares, is capable of evaluating the merits and risks of its purchase of the Shares, and is relying solely upon such investigation and not upon any representation or warranty made by the Company, other than the representations and warranties specifically made in this Agreement.

                  (iii) Purchaser qualifies as an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

      5. Miscellaneous.

            (a) Survival of Representations and Warranties. All representations, warranties contained herein shall survive the execution and delivery of this Agreement and the Closing, regardless of any investigation at any time made by or on behalf of any party hereto.

            (b) Further Assurances. At the Closing and thereafter, from time to time and without additional consideration, Company and Purchaser, as the case may be, shall execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Purchaser or Company, as the case may be, may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

            (c) Successors and Assigns. This Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

            (d) Amendments. This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by each of the parties hereto.

            (e) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and which taken together shall constitute one and the same agreement.


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            (g) Entire Agreement. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS RULES THEREOF. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED HEREBY, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE STATE COURTS OF TEXAS OR THE FEDERAL COURTS OF THE NORTHERN DISTRICT OF TEXAS (THE "CHOSEN COURTS") AND (i) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (ii) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS AND (iii) WAIVES ANY OBJECTION THAT THE CHOSEN COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY HERETO.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                        Mannatech, Incorporated

                                        By:  Stephen D. Fenstermacher
                                             -----------------------------------
                                        Its: Chief Financial Officer
                                             -----------------------------------


                                        PURCHASER:

                                        Marlin Ray Robbins
                                        ----------------------------------------
                                        Ray Robbins


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